SEMI-ANNUAL REPORT

[MORGAN STANLEY LOGO]

MORGAN STANLEY AFRICA INVESTMENT FUND, INC.

JUNE 30, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

LETTER TO SHAREHOLDERS

For the six months ended June 30, 2001, the Morgan Stanley Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 0.90%. For the period from the Fund's commencement of operations on February 14, 1994 through June 30, 2001, the Fund's cumulative total return, based on net asset value per share, was 23.39%. On June 30, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $8.05, representing a 20.6% discount to the Fund's net asset value per share.

MARKET OVERVIEW AND OUTLOOK
The South African market rose by 9.2%, as measured by the IFC South Africa index, during the first half of 2001. The market was supported by corporate activity, good economic prospects and interest in commodity stocks. Oil and mining stocks outperformed (with the exception of platinum), and the technology and telecom sectors had the biggest losses. GDP growth this year is expected at around 3%, which looks solid during a weak year globally. The Reserve Bank cut interest rates by 1% in a surprise move, hinting that growth is becoming an increasingly important consideration for monetary policy. We are now looking for cuts by as much as 1% over the next year. The net open forward position (essentially, negative reserves) at the Reserve Bank improved by over $4 billion, strengthening the outlook for the rand. We believe the country's reserves could move into positive territory this year if a few privatization deals are completed and portfolio inflows continue at a moderate pace.

The Fund has shifted its emphasis from commodity stocks to domestic-oriented plays over the course of the second quarter, as we are optimistic that the interest rate story that is developing combined with the low valuations will fuel a rally.

We remain unenthusiastic about the Egyptian market, as the reluctance to reform is making the country's structural problems deeper. We have identified a few stock stories that we believe can develop positively despite the uninspiring backdrop, and have limited exposure to those in the portfolio.

The market in Botswana was up by an impressive 38.2% in the first half of 2001. Most of the large cap stocks participated in the rally, with Sechaba, the monopoly brewer, catching up after lagging for the past year, and the banking sector continuing its strong performance. The economy, which is expanding at a rate of 5.5% this year, may see a slight slowdown as diamonds, the main export, are facing an uncertain next 12 months. Investments in local equities by the civil service pension fund, however, are driving the market valuations higher, and this cash inflow should support stocks for rest of the year.

The Mauritius market fell 5.8% in the first six months of 2001, and continues to suffer from lack of investor interest. The economy has staged a remarkable comeback this year, with GDP growth likely to be above 7%, supporting fundamentals in the banking sector. Tourism has seen some pressure, as new capacity gets absorbed into the system. Valuations provide strong comfort for investing in this market (PE of 5.8x and EPS growth of 15%) and the macroeconomic fundamentals are extremely healthy, reinforcing our view that this is a good market to own over the long term.

OTHER DEVELOPMENTS
On July 2, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 2001, there were no repurchases of Fund shares. From the inception of the program through June 30, 2001, the Fund has repurchased 2,135,656 shares of its Common Stock at an average discount of 26.37% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On March 29, 2001, the Fund completed its second tender offer. The Fund accepted 2,994,802 shares for payment which represented 25% of the Fund's then outstanding shares. Final payment was made on April 9, 2001 at $9.05 per share, representing 95% of the NAV per share on March 29, 2001.

As noted in the Fund's first quarter report, the Fund's financial report presents our new format. If you have any questions or comments on the new look of the report, please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726. We appreciate your continued support.

Sincerely,

/s/ Ronald E. Robison
---------------------
Ronald E. Robison
PRESIDENT AND DIRECTOR
July 2001

MORGAN STANLEY AFRICA INVESTMENT FUND,INC
JUNE 30, 2001 (UNAUDITED)

INVESTMENT SUMMARY

HISTORICAL INFORMATION

                                                            TOTAL RETURN (%)
                                    -------------------------------------------------------------
                                           MARKET VALUE(1)                NET ASSET VALUE(2)
                                    -------------------------------------------------------------
                                                       AVERAGE                      AVERAGE
                                       CUMULATIVE       ANNUAL     CUMULATIVE        ANNUAL
                                       ----------      -------     ----------       -------
Year to Date                              2.22%           -           0.90%            -
One Year                                  5.54           5.54%       -7.19          -7.19%
Five Year                                -4.34          -0.88        -5.04          -1.03
Since Inception*                         -2.05          -0.28        23.39           2.89
Past performance is not predictive
of future performance.

[CHART OF TOTAL RETURN]

RETURNS AND PER SHARE INFORMATION

                                                     YEAR ENDED DECEMBER 31,                                        SIX
                                ------------------------------------------------------------------------------     MONTHS
                                                                                                                   ENDED
                                                                                                                   JUNE 30,
                                   1994*      1995        1996       1997       1998        1999        2000        2001
--------------------------------------------------------------------------------------------------------------------------

Net Asset Value Per Share         $14.43     $17.05     $16.86      $14.45    $ 11.69     $14.51      $10.05       $10.14
--------------------------------------------------------------------------------------------------------------------------
Market Value Per Share            $11.38     $12.88     $13.63      $11.50    $  8.38      10.38       $7.88        $8.05
--------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)                 -21.1%     -24.5%     -19.2%      -20.4%     -28.3%     -28.5%      -21.6%      -20.6%
--------------------------------------------------------------------------------------------------------------------------
Income Dividends                   $0.54     $ 0.96      $0.14       $0.30    $  0.86      $0.30       $0.33           -
--------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions           --     $ 0.01      $1.23       $2.25    $  0.00#         -           -           -
--------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)                7.34%     26.14%      8.64%       2.69%    -11.82%     27.34%     -27.91%       0.90%
--------------------------------------------------------------------------------------------------------------------------

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
 *   The Fund commenced operations on February 14, 1994.
 #   Amount is less than U.S.$0.01 per share.

     FOREIGN INVESTING INVOLVES CERTAIN RISKS,  INCLUDING CURRENCY  FLUCTUATIONS
     AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY

ALLOCATION OF TOTAL INVESTMENTS
[CHART]

-------------------------------------------------
Equity Securities                       96.6%
Short-Term Investments                   3.4

INDUSTRIES
[CHART]

-------------------------------------------------
Banks                                   26.0%
Beverages                               17.7
Metals & Mining                         16.0
Industrial Conglomerates                 9.3
Insurance                                5.7
Specialty Retail                         5.6
Wireless Telecommunication Services      3.1
Oil & Gas                                2.5
Hotels Restaurants & Leisure             2.2
Diversified Financials                   2.1
Other                                    9.8

COUNTRY WEIGHTINGS
[CHART]

-------------------------------------------------
South Africa                            60.7%
Mauritius                               10.8
Botswana                                 9.9
Egypt                                    4.4
Ghana                                    4.4
Zimbabwe                                 4.0
Kenya                                    0.7
Ivory Coast                              0.7
Tunisia                                  0.4
Malawi                                   0.1
Other                                    3.9

TEN LARGEST HOLDINGS

                                                 PERCENT OF                                           PERCENT OF
                                                 NET ASSETS                                           NET ASSETS
-----------------------------------------------------------------------------------------------------------------
1.   Sechaba Breweries Ltd. (Botswana)              9.9%    6.  FirstRand Ltd. (South Africa)             3.9%
2.   Anglo American plc (South Africa)              8.9     7.  ABSA Group Ltd. (South Africa)            3.9
3.   South African Breweries plc (South Africa)     6.9     8.  Mauritius Commercial Bank (Mauritius)     3.6
4.   State Bank of Mauritius Ltd. (Mauritius)       5.1     9.  JD Group (South Africa)                   3.5
5.   Sanlam Ltd. (South Africa)                     4.5    10.  Bidvest Group Ltd. (South Africa)         3.5
                                                                                                         -----
                                                                                                         53.7%
                                                                                                         =====

MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                   VALUE
                                                   SHARES          (000)
-----------------------------------------------------------------------------
COMMON STOCKS (96.2%)
(Unless otherwise noted)
=============================================================================
BOTSWANA (9.9%)
BEVERAGES
  Sechaba Breweries Ltd.                        7,438,140       $  9,059
=============================================================================
EGYPT (4.4%)
ELECTRICAL EQUIPMENT
  Egyptian Electrical Cables Co.                    1,523(a)           1
-----------------------------------------------------------------------------
TOBACCO
  Eastern Tobacco                                  96,985(a,b)     1,169
-----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Egyptian Company for
    Mobile Services                               188,885(a)       2,830
-----------------------------------------------------------------------------
                                                                   4,000
=============================================================================
GHANA (4.4%)
BANKS
  Ghana Commercial Bank
    Ltd.                                        5,394,580(a)         728
  SSB Bank                                      6,938,100(a)       1,345
  Standard Chartered Bank
    (Ghana) Ltd.                                  493,400(a)         874
-----------------------------------------------------------------------------
                                                                   2,947
-----------------------------------------------------------------------------
BEVERAGES
  Ghana Breweries Ltd.                            672,002(a,b)        74
  Guiness (Ghana) Ltd.                          1,469,089(a,b)       111
-----------------------------------------------------------------------------
                                                                     185
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Home Finance Co., Ltd.                        2,814,840(a)         226
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES
  Unilever (Ghana) Ltd.                         2,494,900(a,b)       379
-----------------------------------------------------------------------------
TOBACCO
  British American Tobacco
    Co. (Ghana)                                 6,749,660(a)         313
-----------------------------------------------------------------------------
                                                                   4,050
=============================================================================
IVORY COAST (0.7%)
FOOD PRODUCTS
  Societe Ivoirienne de Coco
    Rappe                                          24,000(b)         205
-----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Filature Tissages Sacs C I                       25,000(b)         385
-----------------------------------------------------------------------------
                                                                     590
=============================================================================
KENYA (0.7%)
AUTO COMPONENTS
  Firestone East Africa Ltd.                    1,945,050            172
-----------------------------------------------------------------------------
BANKS
  Kenya Commercial Bank
    Ltd.                                          991,326(b)    $    238
-----------------------------------------------------------------------------
BUILDING PRODUCTS
  Athi River Mining Ltd.                        1,362,500             77
-----------------------------------------------------------------------------
FOOD & DRUG RETAILING
  Uchumi Supermarket Ltd.                         297,107            171
-----------------------------------------------------------------------------
                                                                     658
=============================================================================
MALAWI (0.1%)
FOOD PRODUCTS
  Sugar Corporation of
    Malawi                                      2,160,000(a,b)       106
=============================================================================
MAURITIUS (10.8%)
BANKS
  Mauritius Commercial Bank                     1,004,836          3,316
  State Bank of Mauritius Ltd.                 10,363,603          4,643
-----------------------------------------------------------------------------
                                                                   7,959
-----------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE
  New Mauritius Hotels Ltd.                     1,753,850          1,914
-----------------------------------------------------------------------------
                                                                   9,873
=============================================================================
SOUTH AFRICA (60.7%)
BANKS
  ABSA Group Ltd.                                 753,100          3,542
  FirstRand Ltd.                                3,314,400          3,546
  Nedcor Ltd.                                     131,397          2,579
  Standard Bank Investment
    Corp., Ltd.                                   651,000          2,839
-----------------------------------------------------------------------------
                                                                  12,506
-----------------------------------------------------------------------------
BEVERAGES
  South African Breweries plc                     531,300          4,027
  South African Breweries plc GBP                 296,922          2,270
-----------------------------------------------------------------------------
                                                                   6,297
-----------------------------------------------------------------------------
CONTAINERS & PACKAGING
  Nampak Ltd.                                     985,700          1,414
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  BOE Ltd.                                      1,062,700(a)         595
-----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Barlow Ltd.                                     127,000            944
  Bidvest Group Ltd.                              509,544          3,172
  Remgro Ltd.                                     440,640          3,164
-----------------------------------------------------------------------------
                                                                   7,280
-----------------------------------------------------------------------------
INSURANCE
  Liberty Group Ltd.                              146,500(b)       1,057

    The accompanying notes are an integral part of the financial statements.

INSURANCE (CONTINUED)
  Old Mutual plc GBP                                6,200       $     14
  Old Mutual plc                                   27,000             55
  Sanlam Ltd.                                   2,968,300          4,057
-----------------------------------------------------------------------------
                                                                   5,183
-----------------------------------------------------------------------------
METALS & MINING
  Anglo American Platinum
    Corp., Ltd.                                    27,030          1,206
  Anglo American plc                              211,505          3,172
  Anglo American plc GBP                          330,200          4,907
  De Beers ADR                                     13,500            618
  Gencor Ltd.                                     103,100            433
  Impala Platinum Holdings Ltd.                    55,600          2,787
  Northam Platinum                                419,300            794
----------------------------------------------------------------------------
                                                                  13,917
----------------------------------------------------------------------------
OIL & GAS
  Sasol Ltd.                                      252,440          2,308
-----------------------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Sappi Ltd.                                       76,400(b)         673
-----------------------------------------------------------------------------
SPECIALTY RETAIL
  Imperial Holdings Ltd.                          224,500(b)       1,883
  JD Group                                        693,600          3,206
-----------------------------------------------------------------------------
                                                                   5,089
-----------------------------------------------------------------------------
                                                                  55,262
=============================================================================
TUNISIA (0.4%)
DIVERSIFIED FINANCIALS
  Tunsie Leasing SA                                15,000            346
=============================================================================
ZAMBIA (0.1%)
METALS & MINING
  Zambia Consolidated
    Copper Mines Ltd.                             586,700(a,b)        86
=============================================================================
ZIMBABWE (4.0%)
BEVERAGES
  Delta Corp., Ltd.                             4,756,793(a)         617
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  NMBZ Holdings Ltd.                              453,500(a)         711
-----------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE
  Zimbabwe Sun Ltd.                            10,053,378(a,b)        79
-----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  TA Holdings Ltd.                             11,432,100(a,b)       371
  Trans Zambezi Industries Ltd.                 8,572,410(a)         431
-----------------------------------------------------------------------------
                                                                     802
-----------------------------------------------------------------------------
METALS & MINING
  Bindura Nickel Corp., Ltd.                    3,389,956(a)    $    348
  Wankie Colliery Co., Ltd.                     7,871,900(a,b)       213
-----------------------------------------------------------------------------
                                                                     561
-----------------------------------------------------------------------------
MULTILINE RETAIL
  Meikles Africa Ltd.                           1,499,180(a)         802
-----------------------------------------------------------------------------
TOBACCO
  T.S.L., Ltd.                                  3,477,000             75
-----------------------------------------------------------------------------
                                                                   3,647
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $116,421)                                                 87,677
=============================================================================

                                                     FACE
                                                   AMOUNT
                                                    (000)
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.5%)
=============================================================================
UNITED STATES (2.5%)
REPURCHASE AGREEMENT
J.P. Morgan Securities Inc., 3.70%,
     dated 06/29/01, due 07/02/01
   (Cost $2,243)                                    2,243(c)       2,243
=============================================================================

FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.9%)
-----------------------------------------------------------------------------
  Egyptian Pound                 EGP                    6              2
  Euro                           EUR                   -- @           -- @
  Ghana Cedi                     GHC            2,609,987            314
  South African Rand             ZAR                1,584            197
  Zimbabwe Dollar                ZWD               55,311            299
-----------------------------------------------------------------------------
  (Cost $899)                                                       812
=============================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS

                                                   AMOUNT          VALUE
                                                    (000)          (000)
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
 (Cost $119,563)                                                 $90,732
=============================================================================
OTHER ASSETS (4.9%)
 Receivable for Investments
   Sold                                        $    3,489
 Dividends Receivable                                 930
 Other                                                 34          4,453
=============================================================================
LIABILITIES (-4.5%)
  Payable For:
   Investments Purchased                       $   (2,943)
   Bank Overdraft                                    (624)
   Custodian Fees                                    (218)
   Investment Advisory Fees                           (88)
   Directors' Fees and
     Expenses                                         (44)
   Shareholder Reporting
     Expenses                                         (31)
   Professional Fees                                  (30)
   Administrative Fees                                (22)
Other Liabilities                                     (63)      $ (4,063)
=============================================================================
NET ASSETS (100%)
 Applicable to 8,984,407, issued and
  outstanding $ 0.01 par value shares
  (100,000,000 shares authorized)                               $ 91,122
=============================================================================
NET ASSET VALUE PER SHARE                                       $  10.14
=============================================================================
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
  Common Stock                                                  $     90
  Paid-in Capital                                                154,101
  Undistributed Net Investment Income                              1,480
  Accumulated Net Realized Loss                                  (35,657)
  Unrealized Depreciation on Investments and
    Foreign Currency Translations                                (28,892)
-----------------------------------------------------------------------------
TOTAL NET ASSETS                                                $ 91,122
-----------------------------------------------------------------------------

(a)-- Investments valued at fair value- see Note A-1 to financial statements.
(b)-- Non-income producing.
(c)-- The repurchase agreement is fully collateralized by U.S. government and / or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ --  Value is less than $500.
ADR -- American Depositary Receipt


-----------------------------------------------------------------------------
JUNE 30, 2001 EXCHANGE RATES:
-----------------------------------------------------------------------------
EGP  Egyptian Pound                             3.898= U.S.      $1.00
EUR  Euro                                       1.178= U.S.      $1.00
ZAR  South African Rand                        8.0450= U.S.      $1.00
-----------------------------------------------------------------------------

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                        CLASSIFICATION -- JUNE 30, 2001
                                                            PERCENT
                                            VALUE            OF NET
INDUSTRY                                    (000)            ASSETS
-----------------------------------------------------------------------
Auto Components                              $172               0.2%
Banks                                      23,650              26.0
Beverages                                  16,158              17.7
Building Products                              77               0.1
Containers & Packaging                      1,415               1.5
Diversified Financials                      2,822               2.1
Food & Drug Retailing                         171               0.2
Food Products                                 311               0.3
Hotels Restaurants & Leisure                1,992               2.2
Household Durables                            379               0.4
Industrial Conglomerates                    7,523               9.3
Insurance                                   5,183               5.7
Metals & Mining                            14,563              16.0
Multiline Retail                              802               0.9
Oil & Gas                                   2,308               2.5
Paper & Forest Products                       673               0.7
Specialty Retail                            5,089               5.6
Tobacco                                     1,558               1.7
Wireless Telecommunication
  Services                                  2,830               3.1
Other                                       3,056               3.4
------------------------------------------------------------------------
                                          $90,732              99.6%
========================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2001
                                                                                   (UNAUDITED)
STATEMENT OF OPERATIONS                                                                (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends (net of $219 of foreign taxes withheld)                                 $  4,192
    Interest                                                                               130
----------------------------------------------------------------------------------------------
      Total Income                                                                       4,322
==============================================================================================

EXPENSES
    Investment Advisory Fees                                                               616
    Custodian Fees                                                                         171
    Administrative Fees                                                                     87
    Professional Fees                                                                       70
    Shareholder Reporting Expenses                                                          65
    Transfer Agent Fees                                                                     17
    Directors' Fees and Expenses                                                             5
    Other Expenses                                                                         126
==============================================================================================
      Total Expenses                                                                     1,157
==============================================================================================
        Net Investment Income                                                            3,165
----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
    Investments                                                                        (19,655)
    Foreign Currency Transactions                                                         (315)
----------------------------------------------------------------------------------------------
      Net Realized Loss                                                                (19,970)
==============================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
    Investments                                                                         14,746
    Foreign Currency Translations                                                         (120)
----------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation                                    14,626
==============================================================================================
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation              (5,344)
==============================================================================================
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $ (2,179)
==============================================================================================

                                                                         SIX MONTHS ENDED
                                                                           JUNE 30, 2001            YEAR ENDED
                                                                            (UNAUDITED)         DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                             (000)                  (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net Investment Income                                                          $   3,165              $    3,410
 Net Realized Loss                                                                (19,970)                (11,161)
 Change in Unrealized Appreciation/Depreciation                                    14,626                 (49,924)
-----------------------------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                              (2,179)                (57,675)
-----------------------------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income                                                                  -                  (2,322)
 In Excess of Net Investment Income                                                     -                  (1,685)
-----------------------------------------------------------------------------------------------------------------
 Total Distributions                                                                    -                  (4,007)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
 Repurchase of Shares (2,994,802 shares and 1,911,912 shares, respectively        (27,103)                (19,443)
 respectively)
-----------------------------------------------------------------------------------------------------------------
 Total Decrease                                                                   (29,282)                (81,125)
Net Assets:
 Beginning of Period                                                              120,404                 201,529
-----------------------------------------------------------------------------------------------------------------
 End of Period (including undistributed net investment income /
    (distributions in excess of net investment income) of $1,480 and
    $(1,685), respectively)                                                     $  91,122              $  120,404
=================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                   SIX MONTHS
                                   ENDED JUNE                               YEAR ENDED DECEMBER 31,
                                    30, 2001        ---------------------------------------------------------------------
                                   (UNAUDITED)          2000            1999           1998         1997           1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $   10.05       $  14.51       $   11.69       $  14.45     $  16.86       $  17.05
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                    0.31           0.28            0.34           0.40         0.34           0.35
Net Realized and Unrealized
  Gain (Loss) on Investments            (0.38)         (4.57)           2.68          (2.58)       (0.20)          0.83
-------------------------------------------------------------------------------------------------------------------------
    Total from Investment
      Operations                         0.07          (4.29)           3.02          (2.18)        0.14           1.18
-------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income                    -          (0.19)          (0.28)         (0.86)       (0.30)         (0.14)
   In Excess of Net Investment
     Income                                 -          (0.14)          (0.02)            -             -              -
   Net Realized Gains                       -              -              -              -         (2.04)         (1.23)
   In Excess of Net Realized
     Gains                                  -              -              -           (0.00)#      (0.21)             -
-------------------------------------------------------------------------------------------------------------------------
     Total Distributions                    -          (0.33)          (0.30)         (0.86)       (2.55)         (1.37)
-------------------------------------------------------------------------------------------------------------------------
Anti--Dilutive Effect of Shares
   Repurchased                           0.16           0.16            0.10           0.28            -              -
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
  OF PERIOD                         $   10.14       $  10.05       $   14.51       $  11.69     $  14.45       $  16.86
=========================================================================================================================
PER SHARE MARKET VALUE, END
  OF PERIOD                         $    8.05       $   7.88       $   10.38       $   8.38     $  11.50       $  13.63
=========================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                           2.22%        (21.00%)         27.09%        (20.62%)       1.13%         16.26%
  Net Asset Value (1)                    0.90%        (27.91%)         27.34%        (11.82%)       2.69%          8.64%
=========================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS)                       $  91,122       $120,404      $ 201,529       $167,723     $223,203       $ 260,522
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average
  Net Assets                             2.23%*         2.05%          1.78%          1.79%        1.77%          1.79%
Ratio of Net Investment Income
  to Average Net Assets                  6.09%*         2.17%          2.70%          2.56%        1.72%          2.11%
Portfolio Turnover Rate                    78%           101%           135%            53%          40%            68%
-------------------------------------------------------------------------------------------------------------------------

*   Annualized
#   Amount is less than  $0.01 per share
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

    The Morgan Stanley Africa Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 14, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean of the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors. Due to certain African securities markets' small size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

   The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities (collateral). In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  - investments, other assets and liabilities - at the prevailing rate of exchange on valuation date;

  - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

6. DEBT INSTRUMENTS: The Fund may invest in debt instruments including those in the form of fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments ("Assignments") of all or a portion of Loans from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

   INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

   Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

   Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

10.STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11.OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated en-vironment may not be available in connection with such transactions.

During the six month period ended June 30, 2001, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

12.OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

   Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

   Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

   Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.), provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.20% of the Fund's average weekly net assets.

C. ADMINISTRATOR: The Chase Manhattan Bank, through its corporate affiliate
J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: Chase serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended June 30, 2001, the Fund made purchases and sales totaling approximately $77,408,000 and $99,414,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2001, the U.S. Federal income tax cost basis of securities was $118,664,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $28,744,000 of which $4,326,000 related to appreciated securities and $33,070,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carry-forward for U.S. Federal income tax purposes of approximately $9,275,000 available to offset future capital gains of which $3,170,000 will expire on December 31, 2006 and $6,105,000 will expire on December 31, 2008. To the extent that capital gains are offset, such gains will not be distributed to shareholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2000, the Fund deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $65,000 and post-October capital losses of $4,280,000.

For the six-month period ended June 30, 2001, the Fund incurred brokerage commissions of $7,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

A significant portion of the Fund's net assets consists of securities of issuers located in Africa. These securities are denominated in foreign currencies and involve certain considerations and risks not typically associated with investments in the United States. Securities of these issuers are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, the securities markets in these countries are less developed than the U.S. securities market and there is often substantially less publicly available information about African issuers than U.S. issuers. Settlement mechanisms are also less developed and consist primarily of physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions in certain African nations.

These securities may also be subject to substantial governmental involvement in the economy and greater social, economic, and political uncertainty which could adversely affect the liquidity or value, or both, of the Fund's investment. In addition, the Fund's ability to hedge its currency risk is limited, possibly exposing the Fund to currency devaluation and other exchange rate fluctuations. Accordingly, the price which the Fund may realize upon sale of such securities may not be equal to its value as presented in the financial statements.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2001, the deferred fees payable, under the Plan, totaled $44,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On July 2, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six month period ended June 30, 2001, there was no Fund repurchase activity. From the inception of the program through June 30, 2001, the Fund has repurchased 2,135,656 of its shares at an average discount of 26.37% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 14, 2000, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors authorized the Fund to conduct a tender offer during the first quarter of 2001 for up to 25% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value ("NAV") on the last day of the tender period, or such later date if the offer was extended. On March 29, 2001, the Fund completed its second tender offer. The Fund accepted 2,994,802 shares for payment which represented 25% of the Fund's then outstanding shares. Final payment was made on April 9, 2001 at $9.05 per share, representing 95% of the NAV per share on March 29, 2001.

SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 14, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

  1. To elect the following Directors:

                                    VOTES IN             VOTES
                                    FAVOR OF            AGAINST
                                    --------            -------
Ronald E. Robison                   7,322,311             977,469
Gerard E. Jones                     7,322,591             977,189
Barton M. Biggs                     6,899,718           1,400,062
William G. Morton Jr.               7,323,653             976,127
John A. Levin                       6,900,701           1,399,079

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fundshares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only incash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The provisions of the Plan have been modified to conform to the above description regarding the option of Participants to make additional voluntary cash payments to the Plan on an annual, rather than monthly, basis. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

   Morgan Stanley Africa Investment Fund, Inc.
   American Stock Transfer & Trust Company
   Dividend Reinvestment and Cash Purchase Plan
   40 Wall Street
   New York, NY 10005
   1-800-278-4353

MORGAN STANLEY AFRICA INVESTMENT FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                  Fergus Reid
CHAIRMAN OF THE BOARD OF         DIRECTOR
DIRECTORS

Ronald E. Robison                Frederick O. Robertshaw
PRESIDENT AND DIRECTOR           DIRECTOR

John D. Barrett II               Stefanie V. Chang
DIRECTOR                         VICE PRESIDENT

Gerard E. Jones                  Arthur J. Lev
DIRECTOR                         VICE PRESIDENT

Graham E. Jones                  Joseph P. Stadler
DIRECTOR                         VICE PRESIDENT

John A. Levin                    Mary E. Mullin
DIRECTOR                         SECRETARY

Andrew McNally IV                Belinda A. Brady
DIRECTOR                         TREASURER

William G. Morton, Jr.           Robin L. Conkey
DIRECTOR                         ASSISTANT TREASURER

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York,New York 10020

ADMINISTRATOR
The Chase Manhattan Bank 73
Tremont Street,
Boston,Massachusetts 02108

CUSTODIAN
The Chase Manhattan Bank  3
Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street,
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue,
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP 200
Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.